EXHIBIT 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report on the Financial Statements and Schedules of The Standard Register Company included in the Annual Report on Form 10-K for the year ended December 29, 1996.


                                            BATTELLE & BATTELLE, LLP


Dayton, Ohio
December 22, 1997